Exhibit 99.1

                             JOINT FILING AGREEMENT
                            PURSUANT TO RULE 13d-1(k)

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  October 22, 2007
                                        S.A.C .CAPITAL ADVISORS, LLC


                                        By:  /s/ Peter Nussbaum
                                             -----------------------------------
                                             Name:  Peter Nussbaum
                                             Title: Authorized Person


                                        S.A.C. CAPITAL MANAGEMENT, LLC


                                        By:  /s/ Peter Nussbaum
                                             -----------------------------------
                                             Name:  Peter Nussbaum
                                             Title: Authorized Person



                                        SIGMA CAPITAL MANAGEMENT, LLC


                                         By:  /s/ Peter Nussbaum
                                             -----------------------------------
                                             Name:  Peter Nussbaum
                                             Title: Authorized Person



                                        SIGMA CAPITAL ASSOCIATES, LLC


                                         By:  /s/ Peter Nussbaum
                                             -----------------------------------
                                             Name:  Peter Nussbaum
                                             Title: Authorized Person


                                        STEVEN A. COHEN


                                        By:  /s/ Peter Nussbaum
                                             -----------------------------------
                                             Name:  Peter Nussbaum
                                             Title: Authorized Person